                       AMENDMENT TO MANAGEMENT AGREEMENT


          THIS AMENDMENT dated as of August 12, 1997 is entered into among Buckeye Management Company, a Delaware corporation (the "General Partner"), BUCKEYE PIPE LINE COMPANY, a Delaware corporation ("BPLC") and GLENMOOR PARTNERS LLP ("Glenmoor"), a Pennsylvania limited liability partnership

                                  WITNESSETH:

          WHEREAS, the General Partner, BPLC and Glenmoor are parties to a Management Agreement, dated as of March 22, 1996 (the "Management Agreement"); and

          WHEREAS, the parties to the Management Agreement desire to amend the Management Agreement in connection with the ESOP Restructuring more fully described in the Buckeye Partners, L.P. Proxy Statement dated June 24, 1997 to reflect the fact that certain partners of Glenmoor who are also executive officers or director-level managers of BPLC and who are currently employed by Glenmoor will become employed by Buckeye Pipe Line Services Company, a Delaware corporation, on the date hereof;

          NOW THEREFORE, intending to be legally bound, the Management Agreement is hereby amended as follows:

          1. The first word of the last sentence of Article I of the Management Agreement is hereby changed from "Employees" to "Partners."

          2. The last three sentences of Article II of the Management Agreement are hereby deleted in their entirety.

          3. All terms used herein but not otherwise defined herein shall have the meaning set forth for such terms in the Management Agreement.

          4. Any provision of the Management Agreement which is inconsistent with the provisions of this Amendment shall be deemed amended to effectuate the intention expressed herein. Every other provision of the Management Agreement shall remain unchanged and in full force and effect.

          5. This Amendment shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.
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          IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first above written.

                                    BUCKEYE MANAGEMENT COMPANY


                                    By:
                                       --------------------------------
                                          Name:
                                          Title:


                                    BUCKEYE PIPE LINE COMPANY


                                    By:
                                       --------------------------------
                                          Name:
                                          Title:


                                    GLENMOOR PARTNERS LLP


                                    By:
                                       --------------------------------
                                          Name:
                                          Title:

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